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                                                                    Exhibit 99.2

                        ICH CORPORATION AND SUBSIDIARIES
                              STATEMENTS OF INCOME
               FOR THE PERIOD AND TW0 PERIODS ENDED MARCH 2, 2002
                                    UNAUDITED
                                 (In thousands)


                                               Period Ended     2 Periods Ended
                                               March 2, 2002     March 2, 2002
                                              ---------------  -----------------
Revenues and other income;
        Restaurant Sales                      $       15,724   $        34,626
        Other                                             57               114
                                              ---------------  -----------------
                                                      15,781            34,740

Costs and expenses

        Restaurant costs and expenses                 13,164            29,250
        General and administrative                     1,046             2,315
        Depreciation and amortization                    571             1,267
        Non recurring restructuring charge               224               224

                                              ---------------  -----------------
Operating income                                         776             1,684

Interest expense(a)                                      214             1,194

                                              ---------------  -----------------
Income (loss) before income taxes                        562               490

Provision (benefit) for income taxes                     240               235

                                              ---------------  -----------------
Net income                                    $          322   $           255
                                              ===============  =================

(a) Does not include any accrual for unpaid post-petition interest, pending a Court-approved resolution of adequate protection payments to Sybra's secured creditors.


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                        ICH CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                    UNAUDITED
                                 (In thousands)

                                                     March 2,   December 31,
                                                      2002          2001
                                                    ---------   -----------
               ASSETS

Current assets:
     Cash and cash equivalents                      $   2,736    $     552
      Accounts receivable                                  48          198
      Inventories                                       2,553        2,681
      Deferred income taxes                             3,413        3,413
      Other current assets                              1,629        1,819
                                                    -----------------------

                Total current assets                   10,379        8,663

Property and equipment, net                            62,510       62,811

Intangible assets, net                                 54,592       55,181
Deferred Taxes                                          2,577        2,577
Other assets                                            4,375        4,815
                                                    -----------------------

                        Total assets                  134,433      134,047
                                                    =======================


LIABILITIES AND STOCKHOLDER'S EQUITY

Current liabilities:
     Accounts payable                                   8,826        6,818
     Accrued liabilities (a)                            7,273        8,003
     Accrued loss from sale of Lyon's                    --           --
     Current portion of LTD                             7,178        7,178
     Current portion of capital lease obligations         629          629
                                                    -----------------------

                Total current liabilities              23,906       22,628

Noncurrent liabilities:
     Long-term debt (a)                                98,542       99,124
     Long-term capital lease obligations                2,349        2,460
     Deferred income taxes                               --           --
     Deferred income                                    4,131        4,467
     Other liabilities                                  5,836        5,953
                                                    -----------------------

                Total  liabilities                    134,764      134,632

Stockholder's equity:
     Common stock                                          26           26
     Paid-in capital                                   11,563       11,563
     Retained earnings                                (11,920)     (12,174)
                                                    -----------------------

                Total stockholder's equity               (331)        (585)

                                                      134,433      134,047
                                                    =======================


(a) Does not include any accrual for unpaid post-petition interest, pending a Court-approved resolution of adequate protection payments to Sybra's secured creditors.

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                        ICH CORPORATION AND SUBSIDIARIES
                            STATEMENTS OF CASH FLOWS
                     FOR THE TW0 PERIODS ENDED MARCH 2, 2002
                                    UNAUDITED
                                 (In thousands)

                                                       Period Ended     2 Periods Ended
                                                       March 2, 2002     March 2, 2002
                                                       ------------     ---------------
Cash flow from operating activities:
    Net Income  (Loss)                                           322               255

    Adjustments to reconcile net income
      to net cash from operating activities:
      Depreciation and amortization                              571             1,267
      Deferred income taxes                                     --                --

    Changes in operating assets and liabilities:
        Accounts receivable                                      (17)               12
        Inventories                                              (98)              128
        Other current assets                                     166               190
        Accounts payable                                       2,145             2,008
        Accrued liabilities                                     (100)             (854)
        Deferred income                                         (152)             (333)
        Income Taxes                                             238               124

                                                       --------------------------------
          Net cash used in operating activities                3,074             2,796
                                                       --------------------------------

Cash flow from investing activities:
  Capital expenditures                                          (166)             (785)
  Proceeds from disposition of property & Equip                 --                 849
  Proceeds from sale leasebacks                                 --                --
  Other                                                          (65)               17

                                                       --------------------------------
          Net cash used in investing activities                 (231)               81
                                                       --------------------------------

Cash flow from financing activities
  Borrowings under term debt                                    --                  10
  Borrowings under capital lease                                --                --
  Repayments on term debt                                       --                (592)
  Repayments on capital leases                                   (47)             (111)
  Sale of common stock                                          --                --
  Common stock buy back                                         --                --

                                                       --------------------------------
          Net cash provided by financing activities              (47)             (693)
                                                       --------------------------------

Increase/(Decrease) in cash                                    2,796             2,184
Cash, beginning of period                                        (60)              552

                                                       --------------------------------
Cash, end of period                                            2,736             2,736
                                                       ================================